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                                                                  EXHIBIT 10.36


                              EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT, dated as of the______ day of___________ , 1998 (the "Effective Date") between Instant Video Technologies, Inc. (the "Company"), a corporation, and Richard Lang (the "Employee").

WHEREAS, the Company wishes to employ the Employee as its Chairman and C.E.O.;
and

         WHEREAS, the Employee wishes to be employed by the Company in such position.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. EMPLOYMENT. DUTIES AND ACCEPTANCE

         1.1 EMPLOYMENT BY THE COMPANY. The Company hereby employs the Employee for the term (as defined herein), to render, subject to the following paragraph, exclusive and full-time services to the Company as Chairman & C.E.O. of the Company, subject to the direction of the Company's Board of Directors (the Board of Directors.), and in connection therewith, to perform such duties as he shall be directed to perform by the Company's Board of Directors.

         1.2 ACCEPTANCE OF EMPLOYMENT BY EMPLOYEE. The Employee hereby accepts such employment and agrees to render the services described above. The Employee further agrees to accept election and to serve during all or any part of the term as an officer or director of the Company and of any subsidiary or affiliate of the Company (or of any other corporation at the Company's reasonable request) without any compensation therefor, other than that specified in this Agreement if elected to any such position by the shareholders or by the Board of Directors of the Company or of any subsidiary or affiliate (or other corporation), as the case may be.

         1.3 VACATION. The Employee shall be entitled to twenty days of annual vacation in accordance with the vacation policy of the Company, as in effect from time to time.

         1.4 TRAVEL. The Employee shall be subject to reasonable travel requirements as may be necessary or desirable to perform fully his obligations hereunder.

2. TERM OF EMPLOYMENT. The term of the Employee's employment under this Agreement (the "Initial Term") shall commence on the Effective Date and shall continue for twenty-four (24) months from the Effective Date unless sooner terminated pursuant to Article 4 of this Agreement. The term of the Employee's employment shall automatically be extended for one additional year at the end of the Initial Term ("Extended Term") unless, not later than 90 days preceding such date, the Employee or


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the Company shall give written notice to the other that the Employee or the
Company does not wish to extend the term of employment for such additional one-year period.

3. Compensation.

         3.1 Salary. As full compensation for all services to be rendered pursuant to this Agreement, the Company agrees to pay the Employee (or, in the event the Employee performs services hereunder on behalf of a subsidiary of the Company, the Company shall cause such subsidiary to pay the Employee, without duplication and only to the extent not paid by the Company or any other subsidiary), during the term, a salary at the fixed rate of One hundred eighty thousand dollars ($180,000.00) per annum or such greater amount as shall be approved by the Board of Directors in its sole discretion (the "Base Salary"), payable in accordance with the payroll policies of the Company as from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. Additionally, Employee shall be entitled to receive 990,000 stock options previously granted pursuant to the attached stock option agreement. Vesting, as further described in the attached option agreement, is subject to the company receiving a minimum of $7,000,000.00 in equity financing. Additionally, an increase in salary to two hundred and forty thousand dollars ($240,000.00) shall be effective upon the first pay period immediately following the receipt of the equity financing. In the event the Company elects not to extend the term of employment (Extended Term) following the Initial Term, all remaining options granted in conjunction with this agreement shall vest on the Employee's last day of employment.

         3.2 Bonuses. During the term, the Employee shall be entitled to receive a bonus (the Bonus.) as a participant in the Company's incentive compensation arrangement as approved by the Board of Directors on an annual basis.

         3.3 Expenses. Subject to such policies as may from time to time be established by the Board of Directors, applicable to its employees generally, the Company shall pay or reimburse the Employee for all reasonable expenses actually incurred or paid by him during the term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require; Provided, however, that the maximum amount available for such expenses during any period may be fixed in advance by the Board of Directors of the Company.

         3.4 Participation in Benefit Plans. During the term, the Employee shall participate in each group life, hospitalization or disability insurance plan, health program, and any other similar benefit plan and any stock option plan of the Company which is available to other employees of the Company and for which he qualifies. Employee understands such benefit plans may be modified from time to time under guidelines established by the Board of Directors.


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         3.5 Company Automobile. During the term, Employee shall be entitled to a car allowance or use of a Company automobile consistent with the guidelines for employees as set forth in the Company's Policies and Procedures. Employee agrees to maintain such records and documentation, including calculations of compensation attributable to the personal use of a Company automobile, as may be required from time to time by the Company's Policies and Procedures or the Internal Revenue Service.

         3.6 Stock Options. During the term, Employee shall be entitled to participate in such stock option plans as may be established from time to time by the Board of Directors of the Company. All stock option awards must be approved by the Board of Directors' Compensation Committee.

         3.7 Limitations Imposed by Law. The provisions of this Agreement relating to the compensation to be paid to the Employee shall be subject to any limitations provided by law or regulation that may from time to time limit the compensation payable to the Employee.

4. Termination.

         4.1 Termination Upon Death. If the Employee shall die during the term, this Agreement shall terminate except that the Employee's beneficiaries shall be entitled to receive the Employee's Base Salary for a period of six (6) months following the last day of the month in which his death occurs.

         4.2 Termination Upon Disability. If, during the term, the Employee shall become physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six (6) consecutive months, or (ii) for shorter periods aggregating six months during any twelve (12) month period, the Company may, at any time after the last day of the six (6) consecutive months of disability, or the day on which the shorter periods of disability shall have equaled an aggregate of six (6) months, by written notice to the Employee, but before the Employee has recovered from such disability, terminate the term of the Employee's employment hereunder. Notwithstanding such disability, the Company shall continue to pay the Employee sixty percent (60%) of his Base Salary through the date of such termination, and following the end of the fiscal year in which such termination occurs, the amount of incentive or other bonuses, if any, that would otherwise have been payable to Employee under Section 3.2 and which have accrued through the end of the fiscal year in which such termination occurs as if the Employee had been employed by the Company for the entire fiscal year.

         4.3 Termination Without Cause. If at any time during the term, Employee shall be terminated by the Company for reasons other than cause (as defined in Paragraph 4.4), Employee or Employee's estate will be entitled to receive as severance the continuation


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of Base Salary, at its then current rate, through and until the later of (i) one third of the remaining period to the end of the Initial Term, or (ii) a period of six (6) months from the effective date of termination, but shall not be entitled to any incentive bonus for the fiscal year during which the effective date of termination occurs, or any subsequent year. In addition to continuation of Base Salary, one third of remaining un-vested stock options granted in conjunction with this employment agreement shall vest on the effective date of termination.

                  If Employee's employment shall be terminated during any Extended Term, for any reason other than cause, Employee shall be entitled to receive as severance the continuation of Base Salary for a period of three (3) months from the effective date of termination, but shall not be entitled to any incentive bonus for the fiscal year during which the effective date of termination occurs, or any subsequent year.

                  Notwithstanding the foregoing, any payments to Employee hereunder, whether during the Initial Term or any Extended Term, shall be reduced by any compensation (in any form) received for services from any other source for or during the period which Employee receives any post-termination compensation hereunder. These severance payments shall be in full settlement of any claim Employee may have to compensation in any form.

         4.4 Termination by the Company for Cause. The Company may, at any time during the term, terminate for cause (as hereinafter defined) the Employee's employment hereunder, in which event the Employee shall be entitled to receive his Base Salary accrued through the effective date of such termination. The Employee shall have no right to receive any other compensation or benefit hereunder after the effective date of such termination; provided, however, that the foregoing shall not affect the Employee's right to receive any compensation or benefit under the profit sharing/401(k) plans. As used herein, the term for "cause" shall be deemed to mean and include with respect to the Employee (i) conduct of the Employee at any time, which has involved criminal dishonesty, conviction of the Employee of any felony, or of any lesser crime or offense involving the property of the Company or any of its subsidiaries or affiliates, significant conflict of interest, serious impropriety, or breach of corporate duty, misappropriation of any money or other assets or properties of the Company or its subsidiaries, (ii) willful violation of specific and lawful directions from the Board of Directors of the Company (which directions must not be inconsistent with the provisions of this Agreement), failure or refusal to perform the services customarily performed by an executive officer (and such failure or refusal continues after a written direction from the Board of Directors), or expressly required by the terms of this Agreement, or willful misconduct or gross negligence by the Employee in connection with the performance of his duties hereunder, (iii) chronic alcoholism or drug addiction, and (iv) any other acts or conduct inconsistent with the Company's Policies and Procedures or the standards of loyalty, integrity or care reasonably required by the Company of its executives.




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5. Protection of Confidential Information: Non-Competition.

         5.1 Confidential Information. In view of the fact that the Employee's work for the Company will bring him into close contact with many confidential affairs of the Company not readily available to the public, and plans for future developments, the Employee agrees:

         5.1.1 To keep and retain in the strictest confidence all confidential matters of the Company, including, without limitation, all trade "know how", secrets, customer lists, pricing policies, operational methods, technical processes, formulae, inventions and research projects, and other business affairs of the Company, learned by him heretofore or hereafter, and not to disclose them to anyone outside of the Company, either during or after his employment with the Company, except in the course of performing his duties hereunder or with the Company's express written consent;

         5.1.2 To execute and fully comply with a confidentiality and rights agreement or such other similar agreement which may be required by the Company from time to time, consistent with its Policies and Procedures; and

         5.1.3 To deliver promptly to the Company on termination of his employment by the Company, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) to the Company's business and all property associated therewith, which he may then possess or have under his control.

         5.2 Non-Competition. During the term and for a period of not less than six (6) months following the termination of such period, or for any period in which Employee would have been eligible to receive Base Salary, the Employee shall not in any state of the United States, or any other foreign country in which the Company shall then be doing business, directly or indirectly, enter the employ of, or render any services to, any person, firm or corporation engaged in any business competitive with the business of the Company or of any of its subsidiaries or affiliates; he shall not engage in such business on his own account; and he shall not become interested in any such business, directly or indirectly; as an individual, partner, shareholder, director, officer, principal, agent, lender, employee, trustee, consultant, or any other relationship or capacity; provided, however, that nothing contained in this Paragraph 5.2 shall be deemed to prohibit the Employee from acquiring, solely as an investment, not more than 1% of the shares of capital stock of any public corporation.

         In addition, Employee agrees that he shall not during such period solicit, induce or attempt to solicit or induce any employee of the Company to terminate such employee's employment with the Company in order to become employed by any other person or entity, without the consent of a majority of the Company's Board of Directors.


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         5.3 Remedies of the Company Upon Employee Breach. If the Employee
commits a breach, or threatens to commit a breach, of any of the provisions of Paragraphs 5.1 or 5.2 hereof, the Company shall have the following rights and remedies:

         5.3.1 The right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages may not provide an adequate remedy to the Company; and

         5.3.2 The right and remedy to require the Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by the Employee as the result of any transactions constituting a breach of any of the provisions of the Paragraphs 5.1 or 5.2, and the Employee hereby agrees to account for and pay over such Benefits to the Company.

          Each of the rights and remedies of the company shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under the law or in equity.

         5.4 Construction and Enforceability.

         5.4.1 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

         5.4.2 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, said provision shall then be enforceable.

         5.5 Enforceability in Jurisdictions. The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Sections 5.1 and 5.2 upon federal or state courts or the courts of any foreign jurisdiction within the geographical scope of such covenants. In the event that the courts of any one or more of such state, federal or foreign jurisdictions shall hold such covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other state, federal or foreign jurisdictions within the geographical scope of such covenants, as to breaches of such covenants in such other


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respective jurisdictions, the above covenants as they relate to each state and foreign country being for this purpose, severable into diverse and independent covenants.

          5.6 Customer Lists. The Employee recognizes and agrees (i) that all existing lists of customers of the Company, and all lists of customers of the Company developed during the course of the Employee's employment by the Company, are and shall be the sole exclusive property of the Company, and that the Employee neither has nor shall have any right, title or interest therein; (ii) that such lists of customers are and must continue to be confidential; (iii) that such lists are not readily accessible to competitors of the Company; (iv) that the Company's present and future business is and will continue to be of a type that customers will normally patronize principally one concern; and (v) that the Company's present and future business relationship with its customers is and will continue to be of a type which normally continues unless interfered with by others.

6.  Inventions and Patents.

         6.1 The Employee agrees that all processes, computer software, technologies and inventions ("Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during the term, shall be the exclusive property of the Company and shall belong to the Company provided that such Inventions grew out of the Employee's work with the Company or any of its subsidiaries or affiliates, are related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries or affiliates or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Employee shall further: (i) promptly disclose such Inventions to the Company; (ii) assign to the Company, without additional compensation, all patent and other rights to such Inventions in the United States and foreign countries; (iii) sign all papers necessary to carry out the foregoing; and (iv) give testimony in support of his inventorship.

         6.2 If any Invention is described in a patent application or is disclosed to third parties, directly or indirectly, by the Employee within two years after the termination of his employment by the Company, it is to be presumed that the Invention was conceived or made during the period of the Employee's employment by the Company.

         6.3 The Employee agrees that he will not assert any rights to any Invention as having been made or acquired by him prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in Exhibit A. All Inventions, Patents and ideas set forth in Exhibit A shall remain the sole property of Employee.

7. Intellectual Property. The Company shall be the sole owner of all the products and proceeds of the Employee's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, computer software, developments, arrangements, packages, programs and other intellectual properties that the Employee


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may acquire, obtain, develop or create in connection with and during the term of the Employee's employment hereunder, free and clear of any claims by the Employee (or anyone claiming under the Employee) of any kind or character whatsoever (other than the Employee's right to receive payments hereunder). The Employee shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, or title and interest in or to any such properties.

8. Indemnification. Where, in the determination of the Board of Directors, the Employee has acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, the Company will indemnify the Employee to the maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being an employee of the Company or an officer, director or employee of any subsidiary or affiliate of the Company or any other corporation for which the Employee serves as an officer, director or employee, at the Company's request.

9. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then pertaining, in the County of San Francisco, State of California, and judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. The Arbitrator shall be deemed to possess the power to issue mandatory orders and restraining orders in connection with such arbitration; provided, however, that nothing in this Article 9 shall be construed so as to deny the Company the right and power to seek and obtain injunctive relief in a court of equity for any breach or threatened breach by the Employee of any of his covenants contained in Articles 5, 6 and 7 hereof.

10. Attorneys Fees. In the event either party hereto commences any action, suit or other proceeding in law or in equity, or any arbitration, to enforce the provisions of this Agreement or for any remedy for breach of this Agreement, the non-prevailing party in such action shall pay the prevailing party's costs and expenses, including reasonable attorneys' fees incurred in such action or arbitration proceeding.

11. Notices. All notices, requests, consents and other communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered by registered or certified mail (notices shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

11.1 If to the Company, to it at:

c/o Instant Video Technologies, Inc.


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500 Sansome Street, Suite 503
San Francisco, CA  94111

Attention: Laura Wagerman




11.2 If to the Employee, to him at:



12. General.

12.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed entirely in California.

12.2 Headings. The article and section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

12.3 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof as of the Effective Date. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

12.4 Assignability: Successors. This Agreement, and the Employee's rights and obligations hereunder, may not be assigned by the Employee. The Company may assign its rights, together with its obligations hereunder to any subsidiary or affiliate Company or in connection with any sale, transfer or other disposition of all or substantially all of its business or assets; in any event, the obligations of the Company hereunder shall be binding on its successors or assigns, whether by assignment to a subsidiary or affiliate of the Company or by merger, consolidation or acquisition of all or substantially all of its business or assets.


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12.5 Modifications: Waivers. This Agreement may be amended, modified, superseded, cancelled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

13. Subsidiaries and Affiliates. As used herein, the term "subsidiary" shall mean any corporation or other business entity controlled by the corporation in question, and the term "affiliate" shall mean and include any corporation or other business entity controlling, controlled by or under common control with the corporation in question.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

By: /s/ John Micek
   -------------------------------

Title: Secretary
      ----------------------------

EMPLOYE
     /s/ Ricahard Lang
---------------------------------

                           EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT, dated as of the______ day of___________ , 1998 (the
     "Effective Date") between Instant Video Technologies, Inc. (the "Company"), a corporation, and David Morgenstein (the "Employee").

WHEREAS, the Company wishes to employ the Employee as its Chief Operating
     Officer; and

     WHEREAS, the Employee wishes to be employed by the Company in such position.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   EMPLOYMENT. DUTIES AND ACCEPTANCE

     1.1 EMPLOYMENT BY THE COMPANY. The Company hereby employs the Employee for the term (as defined herein), to render, subject to the following paragraph, exclusive and full-time services to the Company as Chief Operating Officer of the Company, subject to the direction of the Company's Board of Directors (the Board of Directors.), and in connection therewith, to perform such duties as he shall be directed to perform by the Company's Board of Directors.

     1.2 ACCEPTANCE OF EMPLOYMENT BY EMPLOYEE. The Employee hereby accepts such employment and agrees to render the services described above. The Employee further agrees to accept election and to serve during all or any part of the term as an officer or director of the Company and of any subsidiary or affiliate of the Company (or of any other corporation at the Company's reasonable request) without any compensation therefor, other than that specified in this Agreement if elected to any such position by the shareholders or by the Board of Directors of the Company or of any subsidiary or affiliate (or other corporation), as the case may be.

     1.3 VACATION. The Employee shall be entitled to annual vacation in accordance with the vacation policy of the Company, as in effect from time to time.

     1.4 TRAVEL. The Employee shall be subject to reasonable travel requirements as may be necessary or desirable to perform fully his obligations hereunder.

2. TERM OF EMPLOYMENT. THE term of the Employee's employment under this Agreement (the "Initial Term") shall commence on the Effective Date and shall continue for twenty-four (24) months from the Effective Date unless sooner terminated pursuant to Article 4 of this Agreement. The term of the Employee's employment shall automatically be extended for one additional year at the end of the Initial Term ("Extended Term") unless, not later than 90 days preceding such date, the Employee or the Company shall give written notice to the other that the Employee or the Company does not wish to extend the term of employment for such additional one-year period.

3.   Compensation.

     3.1 Salary. As full compensation for all services to be rendered pursuant to this Agreement, the Company agrees to pay the Employee (or, in the event the Employee performs services hereunder on behalf of a subsidiary of the Company, the Company shall cause such subsidiary to pay the Employee, without duplication and only to the extent not paid by the Company or any other subsidiary), during the term, a salary at the fixed rate of ninety thousand dollars ($90,000.00) per annum or such greater amount as shall be approved by the Board of Directors in its sole discretion (the "Base Salary"), payable in accordance with the payroll policies of the Company as from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. Additionally, Employee shall be entitled to receive 320,000 stock options previously granted pursuant to the attached stock option agreement. Vesting, as further described in the attached option agreement, is subject to the company receiving a minimum of $7,000,000.00 in equity financing. Additionally, an increase in salary to one hundred and twenty thousand dollars ($120,000.00) shall be effective upon the first pay period immediately following the receipt of the equity financing. In the event the Company elects not to extend the term of employment (Extended Term) following the Initial Term, all remaining options granted in conjunction with this agreement shall vest on the Employee's last day of employment.

     3.2 Bonuses. During the term, the Employee shall be entitled to receive a bonus (the Bonus.) as a participant in the Company's incentive compensation arrangement as approved by the Board of Directors on an annual basis.

     3.3 Expenses. Subject to such policies as may from time to time be established by the Board of Directors, applicable to its employees generally, the Company shall pay or reimburse the Employee for all reasonable expenses actually incurred or paid by him during the term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require; Provided, however, that the maximum amount available for such expenses during any period may be fixed in advance by the Board of Directors of the Company.

     3.4 Participation in Benefit Plans. During the term, the Employee shall participate in each group life, hospitalization or disability insurance plan, health program, and any other similar benefit plan and any stock option plan of the Company which is available to other employees of the Company and for which he qualifies. Employee understands such benefit plans may be modified from time to time under guidelines established by the Board of Directors.

     3.5 Company Automobile. During the term, Employee may be entitled to a car allowance or use of a Company automobile consistent with the guidelines for employees as set forth in the Company's Policies and Procedures. Employee agrees to maintain such records and documentation, including calculations of compensation attributable to the personal use of a Company automobile, as may be required from time to time by the Company's Policies and Procedures or the Internal Revenue Service.

     3.6 Stock Options. During the term, Employee shall be entitled to participate in such stock option plans as may be established from time to time by the Board of Directors of the Company. All stock option awards must be approved by the Board of Directors' Compensation Committee.

     3.7 Limitations Imposed by Law. The provisions of this Agreement relating to the compensation to be paid to the Employee shall be subject to any limitations provided by law or regulation that may from time to time limit the compensation payable to the Employee.

4.   Termination.

     4.1 Termination Upon Death. If the Employee shall die during the term, this Agreement shall terminate except that the Employee's beneficiaries shall be entitled to receive the Employee's Base Salary for a period of six (6) months following the last day of the month in which his death occurs.

     4.2 Termination Upon Disability. If, during the term, the Employee shall become physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six (6) consecutive months, or (ii) for shorter periods aggregating six months during any twelve (12) month period, the Company may, at any time after the last day of the six (6) consecutive months of disability, or the day on which the shorter periods of disability shall have equaled an aggregate of six (6) months, by written notice to the Employee, but before the Employee has recovered from such disability, terminate the term of the Employee's employment hereunder. Notwithstanding such disability, the Company shall continue to pay the Employee sixty percent (60%) of his Base Salary through the date of such termination, and following the end of the fiscal year in which such termination occurs, the amount of incentive or other bonuses, if any, that would otherwise have been payable to Employee under Section 3.2 and which have accrued through the end of the fiscal year in which such termination occurs as if the Employee had been employed by the Company for the entire fiscal year.

     4.3 Termination Without Cause. If at any time during the term, Employee shall be terminated by the Company for reasons other than cause (as defined in Paragraph 4.4), Employee or Employee's estate will be entitled to receive as severance the continuation of Base Salary, at its then current rate, through and until the later of (i) one third of the remaining period to the end of the Initial Term, or (ii) a period of six (6) months from the effective date of termination, but shall not be entitled to any incentive bonus for the fiscal year during which the effective date of termination occurs, or any subsequent year. In addition to continuation of Base Salary, one third of remaining un-vested stock options granted in conjunction with this employment agreement shall vest on the effective date of termination.

     If Employee's employment shall be terminated during any Extended Term, for any reason other than cause, Employee shall be entitled to receive as severance the continuation of Base Salary for a period of three (3) months from the effective date of termination, but shall not be entitled to any incentive bonus for the fiscal year during which the effective date of termination occurs, or any subsequent year.

     Notwithstanding the foregoing, any payments to Employee hereunder, whether during the Initial Term or any Extended Term, shall be reduced by any compensation (in any form) received for services from any other source for or during the period which Employee receives any post-termination compensation hereunder. These severance payments shall be in full settlement of any claim Employee may have to compensation in any form.

     4.4 Termination by the Company for Cause. The Company may, at any time during the term, terminate for cause (as hereinafter defined) the Employee's employment hereunder, in which event the Employee shall be entitled to receive his Base Salary accrued through the effective date of such termination. The Employee shall have no right to receive any other compensation or benefit hereunder after the effective date of such termination; provided, however, that the foregoing shall not affect the Employee's right to receive any compensation or benefit under the profit sharing/401(k) plans. As used herein, the term for "cause" shall be deemed to mean and include with respect to the Employee (i) conduct of the Employee at any time, which has involved criminal dishonesty, conviction of the Employee of any felony, or of any lesser crime or offense involving the property of the Company or any of its subsidiaries or affiliates, significant conflict of interest, serious impropriety, or breach of corporate duty, misappropriation of any money or other assets or properties of the Company or its subsidiaries, (ii) willful violation of specific and lawful directions from the Board of Directors of the Company (which directions must not be inconsistent with the provisions of this Agreement), failure or refusal to perform the services customarily performed by an executive officer (and such failure or refusal continues after a written direction from the Board of Directors), or expressly required by the terms of this Agreement, or willful misconduct or gross negligence by the Employee in connection with the performance of his duties hereunder, (iii) chronic alcoholism or drug addiction, and (iv) any other acts or conduct inconsistent with the Company's Policies and Procedures or the standards of loyalty, integrity or care reasonably required by the Company of its executives.

5.   Protection of Confidential Information: Non-Competition.

     5.1 Confidential Information. In view of the fact that the Employee's work for the Company will bring him into close contact with many confidential affairs of the Company not readily available to the public, and plans for future developments, the Employee agrees:

          5.1.1 To keep and retain in the strictest confidence all confidential matters of the Company, including, without limitation, all trade "know how", secrets, customer lists, pricing policies, operational methods, technical processes, formulae, inventions and research projects, and other business affairs of the Company, learned by him heretofore or hereafter, and not to disclose them to anyone outside of the Company, either during or after his employment with the Company, except in the course of performing his duties hereunder or with the Company's express written consent;

          5.1.2 To execute and fully comply with a confidentiality and rights agreement or such other similar agreement which may be required by the Company from time to time, consistent with its Policies and Procedures; and

          5.1.3 To deliver promptly to the Company on termination of his employment by the Company, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) to the Company's business and all property associated therewith, which he may then possess or have under his control.

     5.2 Non-Competition. During the term and for a period of not less than six
(6) months following the termination of such period, or for any period in which Employee would have been eligible to receive Base Salary, the Employee shall not in any state of the United States, or any other foreign country in which the Company shall then be doing business, directly or indirectly, enter the employ of, or render any services to, any person, firm or corporation engaged in any business competitive with the business of the Company or of any of its subsidiaries or affiliates; he shall not engage in such business on his own account; and he shall not become interested in any such business, directly or indirectly; as an individual, partner, shareholder, director, officer, principal, agent, lender, employee, trustee, consultant, or any other relationship or capacity; provided, however, that nothing contained in this Paragraph 5.2 shall be deemed to prohibit the Employee from acquiring, solely as an investment, not more than 1% of the shares of capital stock of any public corporation.

     In addition, Employee agrees that he shall not during such period solicit, induce or attempt to solicit or induce any employee of the Company to terminate such employee's employment with the Company in order to become employed by any other person or entity, without the consent of a majority of the Company's Board of Directors.

     5.3 Remedies of the Company Upon Employee Breach. If the Employee commits a breach, or threatens to commit a breach, of any of the provisions of

Paragraphs 5.1 or 5.2 hereof, the Company shall have the following rights and remedies:

          5.3.1 The right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages may not provide an adequate remedy to the Company; and

          5.3.2 The right and remedy to require the Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by the Employee as the result of any transactions constituting a breach of any of the provisions of the Paragraphs 5.1 or 5.2, and the Employee hereby agrees to account for and pay over such Benefits to the Company.

          Each of the rights and remedies of the company shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under the law or in equity.

     5.4 Construction and Enforceability.

          5.4.1 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

          5.4.2 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, said provision shall then be enforceable.

     5.5 Enforceability in Jurisdictions. The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Sections 5.1 and 5.2 upon federal or state courts or the courts of any foreign jurisdiction within the geographical scope of such covenants. In the event that the courts of any one or more of such state, federal or foreign jurisdictions shall hold such covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other state, federal or foreign jurisdictions within the geographical scope of such covenants, as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each state and foreign country being for this purpose, severable into diverse and independent covenants.

     5.6 Customer Lists. The Employee recognizes and agrees (i) that all existing lists of customers of the Company, and all lists of customers of the Company developed during the course of the Employee's employment by the Company, are and shall be the sole exclusive property of the Company, and that the Employee neither has nor shall have any right, title or interest therein; (ii) that such lists of customers are and must continue to be confidential; (iii) that such lists are not readily accessible to competitors of the Company; (iv) that the Company's present and future business is and will continue to be of a type that customers will normally patronize principally one concern; and (v) that the Company's present and future business relationship with its customers is and will continue to be of a type which normally continues unless interfered with by others.

6.   Inventions and Patents.

     6.1 The Employee agrees that all processes, computer software, technologies and inventions ("Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during the term, shall be the exclusive property of the Company and shall belong to the Company provided that such Inventions grew out of the Employee's work with the Company or any of its subsidiaries or affiliates, are related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries or affiliates or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Employee shall further: (i) promptly disclose such Inventions to the Company;
(ii) assign to the Company, without additional compensation, all patent and other rights to such Inventions in the United States and foreign countries;
(iii) sign all papers necessary to carry out the foregoing; and (iv) give testimony in support of his inventorship.

     6.2 If any Invention is described in a patent application or is disclosed to third parties, directly or indirectly, by the Employee within two years after the termination of his employment by the Company, it is to be presumed that the Invention was conceived or made during the period of the Employee's employment by the Company.

     6.3 The Employee agrees that he will not assert any rights to any Invention as having been made or acquired by him prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in Exhibit A. All Inventions, Patents and ideas set forth in Exhibit A shall remain the sole property of Employee.

7. Intellectual Property. The Company shall be the sole owner of all the products and proceeds of the Employee's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, computer software, developments, arrangements, packages, programs and other intellectual properties that the Employee may acquire, obtain, develop or create in connection with and during the term of the Employee's employment hereunder, free and clear of any claims by the Employee (or anyone claiming under the Employee) of any kind or character whatsoever (other than the Employee's right to receive payments hereunder). The Employee shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, or title and interest in or to any such properties.

8. Indemnification. Where, in the determination of the Board of Directors, the Employee has acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, the Company will indemnify the Employee to the maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being an employee of the Company or an officer, director or employee of any subsidiary or affiliate of the Company or any other corporation for which the Employee serves as an officer, director or employee, at the Company's request.

9. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then pertaining, in the County of San Francisco, State of California, and judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. The Arbitrator shall be deemed to possess the power to issue mandatory orders and restraining orders in connection with such arbitration; provided, however, that nothing in this Article 9 shall be construed so as to deny the Company the right and power to seek and obtain injunctive relief in a court of equity for any breach or threatened breach by the Employee of any of his covenants contained in Articles 5, 6 and 7 hereof.

10. Attorneys Fees. In the event either party hereto commences any action, suit or other proceeding in law or in equity, or any arbitration, to enforce the provisions of this Agreement or for any remedy for breach of this Agreement, the non-prevailing party in such action shall pay the prevailing party's costs and expenses, including reasonable attorneys' fees incurred in such action or arbitration proceeding.

11. Notices. All notices, requests, consents and other communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered by registered or certified mail (notices shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

     11.1 If to the Company, to it at:

c/o Instant Video Technologies, Inc.
500 Sansome Street, Suite 503
San Francisco, CA  94111

Attention: Laura Wagerman

     11.2 If to the Employee, to him at:

David Morgenstein
350 Hermann Street
San Francisco, CA  94117

12.  General.

     12.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed entirely in California.

     12.2 Headings. The article and section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     12.3 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof as of the Effective Date. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

     12.4 Assignability: Successors. This Agreement, and the Employee's rights and obligations hereunder, may not be assigned by the Employee. The Company may assign its rights, together with its obligations hereunder to any subsidiary or affiliate Company or in connection with any sale, transfer or other disposition of all or substantially all of its business or assets; in any event, the obligations of the Company hereunder shall be binding on its successors or assigns, whether by assignment to a subsidiary or affiliate of the Company or by merger, consolidation or acquisition of all or substantially all of its business or assets.

     12.5 Modifications: Waivers. This Agreement may be amended, modified, superseded, cancelled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

13. Subsidiaries and Affiliates. As used herein, the term "subsidiary" shall mean any corporation or other business entity controlled by the corporation in question, and the term "affiliate" shall mean and include any corporation or other business entity controlling, controlled by or under common control with the corporation in question.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

By: /s/ Richard Lang
   ---------------------------------

Title: Chairman, CEO
      ------------------------------


EMPLOYEE
        /s/ David Morgenstein
------------------------------------

                           EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT, dated as of the______ day of___________ , 1998 (the
     "Effective Date") between Instant Video Technologies, Inc. (the "Company"), a corporation, and David W. Genin (the "Employee").

WHEREAS, the Company wishes to employ the Employee as its Vice President, Business Development; and

     WHEREAS, the Employee wishes to be employed by the Company in such position.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   EMPLOYMENT. DUTIES AND ACCEPTANCE

     1.1 EMPLOYMENT BY THE COMPANY. The Company hereby employs the Employee for the term (as defined herein), to render, subject to the following paragraph, full-time services to the Company as Vice President, Business Development of the Company, subject to the direction of the Company's Board of Directors (the Board of Directors.), and in connection therewith, to perform such duties as he shall be directed to perform by the Company's Board of Directors. Employee shall be permitted to contract with client(s) for no more than four days per months provided such client(s) do not represent a conflict with IVT's business.

     1.2 ACCEPTANCE OF EMPLOYMENT BY EMPLOYEE. The Employee hereby accepts such employment and agrees to render the services described above. The Employee further agrees to accept election and to serve during all or any part of the term as an officer or director of the Company and of any subsidiary or affiliate of the Company (or of any other corporation at the Company's reasonable request) without any compensation therefor, other than that specified in this Agreement if elected to any such position by the shareholders or by the Board of Directors of the Company or of any subsidiary or affiliate (or other corporation), as the case may be.

     1.3 VACATION. The Employee shall be entitled to annual vacation in accordance with the vacation policy of the Company, as in effect from time to time.

     1.4 TRAVEL. The Employee shall be subject to reasonable travel requirements as may be necessary or desirable to perform fully his obligations hereunder.

2. TERM OF EMPLOYMENT. The term of the Employee's employment under this Agreement (the "Initial Term") shall commence on the Effective Date and shall continue for twenty-four (24) months from the Effective Date unless sooner terminated pursuant to Article 4 of this Agreement. The term of the Employee's employment shall automatically be extended for one additional year at the end of the Initial Term ("Extended Term") unless, not later than 90 days preceding such date, the Employee or the Company shall give written notice to the other that the Employee or the Company does not wish to extend the term of employment for such additional one-year period.

3.   Compensation.

     3.1 Salary. As full compensation for all services to be rendered pursuant to this Agreement, the Company agrees to pay the Employee (or, in the event the Employee performs services hereunder on behalf of a subsidiary of the Company, the Company shall cause such subsidiary to pay the Employee, without duplication and only to the extent not paid by the Company or any other subsidiary), during the term, a salary at the fixed rate of One hundred and fifty-six thousand dollars ($156,000.00) per annum or such greater amount as shall be approved by the Board of Directors in its sole discretion (the "Base Salary"), payable in accordance with the payroll policies of the Company as from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. Additionally, Employee shall be entitled to receive 320,000 stock options previously granted pursuant to the attached stock option agreement. The vesting as further described in the attached option agreement, is subject to the company receiving a minimum of $7,000,000 in equity financing. In the event the Company elects not to extend the term of employment (Extended
Term) following the Initial Term, all remaining options granted in conjunction with this agreement shall vest on the Employee's last day of employment.

     3.2 Bonuses. During the term, the Employee shall be entitled to receive a bonus (the Bonus.) as a participant in the Company's incentive compensation arrangement as approved by the Board of Directors on an annual basis.

     3.3 Expenses. Subject to such policies as may from time to time be established by the Board of Directors, applicable to its employees generally, the Company shall pay or reimburse the Employee for all reasonable expenses actually incurred or paid by him during the term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require; Provided, however, that the maximum amount available for such expenses during any period may be fixed in advance by the Board of Directors of the Company.

     3.4 Participation in Benefit Plans. During the term, the Employee shall participate in each group life, hospitalization or disability insurance plan, health program, and any other similar benefit plan and any stock option plan of the Company which is available to other employees of the Company and for which he qualifies. Employee understands such benefit plans may be modified from time to time under guidelines established by the Board of Directors.

     3.5 Company Automobile. During the term, Employee may be entitled to a car allowance or use of a Company automobile consistent with the guidelines for employees as set forth in the Company's Policies and Procedures. Employee agrees to maintain such records and documentation, including calculations of compensation attributable to the personal use of a Company automobile, as may be required from time to time by the Company's Policies and Procedures or the Internal Revenue Service.

     3.6 Stock Options. During the term, Employee shall be entitled to participate in such stock option plans as may be established from time to time by the Board of Directors of the Company. All stock option awards must be approved by the Board of Directors' Compensation Committee.

     3.7 Limitations Imposed by Law. The provisions of this Agreement relating to the compensation to be paid to the Employee shall be subject to any limitations provided by law or regulation that may from time to time limit the compensation payable to the Employee.

4.   Termination.

     4.1 Termination Upon Death. If the Employee shall die during the term, this Agreement shall terminate except that the Employee's beneficiaries shall be entitled to receive the Employee's Base Salary for a period of six (6) months following the last day of the month in which his death occurs.

     4.2 Termination Upon Disability. If, during the term, the Employee shall become physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six (6) consecutive months, or (ii) for shorter periods aggregating six months during any twelve (12) month period, the Company may, at any time after the last day of the six (6) consecutive months of disability, or the day on which the shorter periods of disability shall have equaled an aggregate of six (6) months, by written notice to the Employee, but before the Employee has recovered from such disability, terminate the term of the Employee's employment hereunder. Notwithstanding such disability, the Company shall continue to pay the Employee sixty percent (60%) of his Base Salary through the date of such termination, and following the end of the fiscal year in which such termination occurs, the amount of incentive or other bonuses, if any, that would otherwise have been payable to Employee under Section 3.2 and which have accrued through the end of the fiscal year in which such termination occurs as if the Employee had been employed by the Company for the entire fiscal year.

     4.3 Termination Without Cause. If at any time during the term, Employee shall be terminated by the Company for reasons other than cause (as defined in Paragraph 4.4), Employee or Employee's estate will be entitled to receive as severance the continuation of Base Salary, at its then current rate, through and until the later of (i) one third of the remaining period to the end of the Initial Term, or (ii) a period of six (6) months from the effective date of termination, but shall not be entitled to any incentive bonus for the fiscal year during which the effective date of termination occurs, or any subsequent year. In addition to continuation of Base Salary, one third of remaining un-vested stock options granted in conjunction with this employment agreement shall vest on the effective date of termination.

     If Employee's employment shall be terminated during any Extended Term, for any reason other than cause, Employee shall be entitled to receive as severance the continuation of Base Salary for a period of three (3) months from the effective date of termination, but shall not be entitled to any incentive bonus for the fiscal year during which the effective date of termination occurs, or any subsequent year.

     Notwithstanding the foregoing, any payments to Employee hereunder, whether during the Initial Term or any Extended Term, shall be reduced by any compensation (in any form) received for services from any other source for or during the period which Employee receives any post-termination compensation hereunder. These severance payments shall be in full settlement of any claim Employee may have to compensation in any form.

     4.4 Termination by the Company for Cause. The Company may, at any time during the term, terminate for cause (as hereinafter defined) the Employee's employment hereunder, in which event the Employee shall be entitled to receive his Base Salary accrued through the effective date of such termination. The Employee shall have no right to receive any other compensation or benefit hereunder after the effective date of such termination; provided, however, that the foregoing shall not affect the Employee's right to receive any compensation or benefit under the profit sharing/401(k) plans. As used herein, the term for "cause" shall be deemed to mean and include with respect to the Employee (i) conduct of the Employee at any time, which has involved criminal dishonesty, conviction of the Employee of any felony, or of any lesser crime or offense involving the property of the Company or any of its subsidiaries or affiliates, significant conflict of interest, serious impropriety, or breach of corporate duty, misappropriation of any money or other assets or properties of the Company or its subsidiaries, (ii) willful violation of specific and lawful directions from the Board of Directors of the Company (which directions must not be inconsistent with the provisions of this Agreement), failure or refusal to perform the services customarily performed by an executive officer (and such failure or refusal continues after a written direction from the Board of Directors), or expressly required by the terms of this Agreement, or willful misconduct or gross negligence by the Employee in connection with the performance of his duties hereunder, (iii) chronic alcoholism or drug addiction, and (iv) any other acts or conduct inconsistent with the Company's Policies and Procedures or the standards of loyalty, integrity or care reasonably required by the Company of its executives.

5.   Protection of Confidential Information: Non-Competition.

     5.1 Confidential Information. In view of the fact that the Employee's work for the Company will bring him into close contact with many confidential affairs of the Company not readily available to the public, and plans for future developments, the Employee agrees:

          5.1.1 To keep and retain in the strictest confidence all confidential matters of the Company, including, without limitation, all trade "know how", secrets, pricing policies, operational methods, technical processes, formulae, inventions and research projects, and other business affairs of the Company, learned by him heretofore or hereafter, and not to disclose them to anyone outside of the Company, either during or after his employment with the Company, except in the course of performing his duties hereunder or with the Company's express written consent;

          5.1.2 To execute and fully comply with a confidentiality and rights agreement or such other similar agreement which may be required by the Company from time to time, consistent with its Policies and Procedures; and

          5.1.3 To deliver promptly to the Company on termination of his employment by the Company, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) to the Company's business and all property associated therewith, which he may then possess or have under his control.

          5.2 Non-Competition. During the term and for a period of not less than six (6) months following the termination of such period, or for any period in which Employee would have been eligible to receive Base Salary, the Employee shall not in any state of the United States, or any other foreign country in which the Company shall then be doing business, directly or indirectly, enter the employ of, or render any services to, any person, firm or corporation engaged in any business competitive with the business of the Company or of any of its subsidiaries or affiliates; he shall not engage in such business on his own account; and he shall not become interested in any such business, directly or indirectly; as an individual, partner, shareholder, director, officer, principal, agent, lender, employee, trustee, consultant, or any other relationship or capacity; provided, however, that nothing contained in this Paragraph 5.2 shall be deemed to prohibit the Employee from acquiring, solely as an investment, not more than 1% of the shares of capital stock of any public corporation.

          In addition, Employee agrees that he shall not during such period solicit, induce or attempt to solicit or induce any employee of the Company to terminate such employee's employment with the Company in order to become employed by any other person or entity, without the consent of a majority of the Company's Board of Directors.

          5.3 Remedies of the Company Upon Employee Breach. If the Employee commits a breach, or threatens to commit a breach, of any of the provisions of

Paragraphs 5.1 or 5.2 hereof, the Company shall have the following rights and remedies:

          5.3.1 The right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages may not provide an adequate remedy to the Company; and

          5.3.2 The right and remedy to require the Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by the Employee as the result of any transactions constituting a breach of any of the provisions of the Paragraphs 5.1 or 5.2, and the Employee hereby agrees to account for and pay over such Benefits to the Company.

          Each of the rights and remedies of the company shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under the law or in equity.

     5.4 Construction and Enforceability.

          5.4.1 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

          5.4.2 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, said provision shall then be enforceable.

     5.5 Enforceability in Jurisdictions. The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Sections 5.1 and 5.2 upon federal or state courts or the courts of any foreign jurisdiction within the geographical scope of such covenants. In the event that the courts of any one or more of such state, federal or foreign jurisdictions shall hold such covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other state, federal or foreign jurisdictions within the geographical scope of such covenants, as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each state and foreign country being for this purpose, severable into diverse and independent covenants.

     5.6 Customer Lists. The Employee recognizes and agrees (i) that all existing lists of customers of the Company (with the exception of lists of names provided by Employee at the commencement of his work for the Company), and all lists of customers of the Company developed during the course of the Employee's employment or consulting period by the Company, are and shall be the sole exclusive property of the Company, and that the Employee neither has nor shall have any right, title or interest therein; (ii) that such lists of customers are and must continue to be confidential; (iii) that such lists are not readily accessible to competitors of the Company; (iv) that the Company's present and future business is and will continue to be of a type that customers will normally patronize principally one concern; and (v) that the Company's present and future business relationship with its customers is and will continue to be of a type which normally continues unless interfered with by others.

6.   Inventions and Patents.

     6.1 The Employee agrees that all processes, computer software, technologies and inventions ("Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during the term, shall be the exclusive property of the Company and shall belong to the Company provided that such Inventions grew out of the Employee's work with the Company or any of its subsidiaries or affiliates, are related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries or affiliates or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Employee shall further: (i) promptly disclose such Inventions to the Company;
(ii) assign to the Company, without additional compensation, all patent and other rights to such Inventions in the United States and foreign countries;
(iii) sign all papers necessary to carry out the foregoing; and (iv) give testimony in support of his inventorship.

     6.2 If any Invention is described in a patent application or is disclosed to third parties, directly or indirectly, by the Employee within two years after the termination of his employment by the Company, it is to be presumed that the Invention was conceived or made during the period of the Employee's employment by the Company.

     6.3 The Employee agrees that he will not assert any rights to any Invention as having been made or acquired by him prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in Exhibit A. All Inventions, Patents and ideas set forth in Exhibit A shall remain the sole property of Employee.

7. Intellectual Property. The Company shall be the sole owner of all the products and proceeds of the Employee's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, computer software, developments, arrangements, packages, programs and other intellectual properties that the Employee may acquire, obtain, develop or create in connection with and during the term of the

Employee's employment hereunder, free and clear of any claims by the Employee (or anyone claiming under the Employee) of any kind or character whatsoever (other than the Employee's right to receive payments hereunder). The Employee shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, or title and interest in or to any such properties.

8. Indemnification. Where, in the determination of the Board of Directors, the Employee has acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, the Company will indemnify the Employee to the maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being an employee of the Company or an officer, director or employee of any subsidiary or affiliate of the Company or any other corporation for which the Employee serves as an officer, director or employee, at the Company's request.

9. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then pertaining, in the County of San Francisco, State of California, and judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. The Arbitrator shall be deemed to possess the power to issue mandatory orders and restraining orders in connection with such arbitration; provided, however, that nothing in this Article 9 shall be construed so as to deny the Company the right and power to seek and obtain injunctive relief in a court of equity for any breach or threatened breach by the Employee of any of his covenants contained in Articles 5, 6 and 7 hereof.

10. Attorneys Fees. In the event either party hereto commences any action, suit or other proceeding in law or in equity, or any arbitration, to enforce the provisions of this Agreement or for any remedy for breach of this Agreement, the non-prevailing party in such action shall pay the prevailing party's costs and expenses, including reasonable attorneys' fees incurred in such action or arbitration proceeding.

11. Notices. All notices, requests, consents and other communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered by registered or certified mail (notices shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

     11.1 If to the Company, to it at:

c/o Instant Video Technologies, Inc.
500 Sansome Street, Suite 503
San Francisco, CA  94111

Attention: Laura Wagerman

     11.2 If to the Employee, to him at:

2603 Spring Oaks Drive
Santa Rosa, CA  95405

12.  General.

     12.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed entirely in California.

     12.2 Headings. The article and section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     12.3 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof as of the Effective Date. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

     12.4 Assignability: Successors. This Agreement, and the Employee's rights and obligations hereunder, may not be assigned by the Employee. The Company may assign its rights, together with its obligations hereunder to any subsidiary or affiliate Company or in connection with any sale, transfer or other disposition of all or substantially all of its business or assets; in any event, the obligations of the Company hereunder shall be binding on its successors or assigns, whether by assignment to a subsidiary or affiliate of the Company or by merger, consolidation or acquisition of all or substantially all of its business or assets.

     12.5 Modifications: Waivers. This Agreement may be amended, modified, superseded, cancelled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

13. Subsidiaries and Affiliates. As used herein, the term "subsidiary" shall mean any corporation or other business entity controlled by the corporation in question, and the term "affiliate" shall mean and include any corporation or other business entity controlling, controlled by or under common control with the corporation in question.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


By: /s/ Richard Lang
   ---------------------------------

Title: Chairman, CEO
      ------------------------------


EMPLOYEE
        /s/ David Genin
------------------------------------